United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________

FORM 8-K
 __________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 6, 2016

Commission File Number 1-12803

URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant in its Charter)

Maryland	04-2458042
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 863-8200

N/A
(Former Name or Former address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of  Certain Officers; Compensatory Arrangements of Certain Officers.
On December 6, 2016, Mr. Robert R. Douglass, a member of the Board of Directors of Urstadt Biddle Properties Inc. (the "Company"), passed away.  Mr. Douglass served on the Company's Board of Directors since 1991 and was most recently serving as Vice Chairman of the Board of Directors, Chair of the Nominating and Corporate Governance Committee and a member of the Compensation Committee.  The remaining directors and management of the Company are deeply appreciative of Mr. Douglass' many contributions to the success of Urstadt Biddle Properties over his many years of service as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2016	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer